UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 27, 2020
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On May 27, 2020, the shareholders of Amazon.com, Inc. (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to lower the stock ownership threshold from 30% to 25% for shareholders to request that the Company call a special meeting of shareholders. The Board of Directors of the Company approved a corresponding amendment to Section 2.2.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective May 28, 2020.
This description of the amendments to the Certificate and the Bylaws is not complete and is qualified in its entirety by reference to the text of the Certificate and the Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K.
ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 27, 2020, the Company held its Annual Meeting of Shareholders.
The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	358,730,743	8,196,701	1,954,131	65,004,317
Rosalind G. Brewer	367,245,268	1,007,075	629,232	65,004,317
Jamie S. Gorelick	361,883,175	4,407,847	2,590,553	65,004,317
Daniel P. Huttenlocher	367,085,886	1,097,529	698,160	65,004,317
Judith A. McGrath	363,221,298	3,639,975	2,020,302	65,004,317
Indra K. Nooyi	366,888,067	1,340,374	653,134	65,004,317
Jonathan J. Rubinstein	365,093,290	3,083,630	704,655	65,004,317
Thomas O. Ryder	337,609,773	30,585,339	686,463	65,004,317
Patricia Q. Stonesifer	360,752,549	7,491,161	637,865	65,004,317
Wendell P. Weeks	365,887,030	2,312,118	682,427	65,004,317
The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2020 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
421,878,194	11,109,633	898,065	—
The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
358,836,322	9,102,824	942,429	65,004,317
The amendment to our Certificate to lower the stock ownership threshold from 30% to 25% for shareholders to request a special meeting was approved by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
349,780,387	18,480,761	620,427	65,004,317
A shareholder proposal requesting a report on effects of food waste was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
116,962,195	247,667,816	4,251,564	65,004,317

A shareholder proposal requesting a report on customer use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
117,311,297	248,500,568	3,069,710	65,004,317
A shareholder proposal requesting a report on potential customer misuse of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
117,000,777	248,814,931	3,065,867	65,004,317
A shareholder proposal requesting a report on efforts to restrict certain products was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
127,815,408	238,031,481	3,034,686	65,004,317
A shareholder proposal requesting a mandatory independent board chair policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
59,580,412	297,823,276	11,477,887	65,004,317
A shareholder proposal requesting an alternative report on gender/racial pay was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
55,887,151	309,753,503	3,240,921	65,004,317
A shareholder proposal requesting a report on certain community impacts was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
22,446,883	342,993,280	3,441,412	65,004,317
A shareholder proposal requesting a report on viewpoint discrimination was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,530,109	360,515,412	2,836,054	65,004,317
A shareholder proposal requesting a report on promotion data was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
44,559,366	320,298,657	4,023,552	65,004,317
A shareholder proposal requesting an additional reduction in threshold for calling special shareholder meetings was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
135,083,275	232,676,983	1,121,317	65,004,317

A shareholder proposal requesting a specific supply chain report format was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
110,682,462	245,542,645	12,656,468	65,004,317
A shareholder proposal requesting additional reporting on lobbying was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
110,288,556	256,505,478	2,087,541	65,004,317

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President
Dated: May 29, 2020

6